UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
        Pursuant to Section 13 OR 15(d) of the Securities Act of 1934
Date of Report (Date of earliest event reported)    April 11, 2005
                                                 -----------------------------
                       USA Real Estate Investment Trust
------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)
       California                  0-16508                 68-0109347
------------------------------------------------------------------------------
(State or other jurisdiction        (Commission          (IRS Employer
       of incorporation)            File Number)        Identification No.)
    One Scripps Drive, Suite 201    Sacramento, California    95825-7684
------------------------------------------------------------------------------
             (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code    (916) 761-4992
                                                   ---------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):
/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240-13e-4(c))
------------------------------------------------------------------------------
Item 2.01 Completion of Acquisition or Disposition of Assets

On April 11, 2005, the Registrant made a $2,060,000 loan and acquired a promissory note in said amount from the Rocklin Park Hotel, LLC, a California limited liability company, ("Borrower"). The repayment of said promissory note is secured by a recorded second deed of trust on the real property, generally known as 5450 China Garden Road in Rocklin, California, the improvements on which are known as the Rocklin Park Hotel. The Borrower paid a $10,300 loan commitment fee and all of the Trust's legal fees. The Borrower also paid all the related escrow fees and title insurance fees. The promissory note bears interest at 10% per annum and is repayable in full on or before December 31, 2005. There is no material relationship, other than in respect of the transaction, between the Borrower and the Registrant or any of the Registrant's affiliates, trustees, or officers, or any associates of the Registrant's trustees or officers.

                                 Signature(s)
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                           USA Real Estate Investment Trust
Date:  April 18, 2005.                     By:  Gregory E. Crissman
                                           --------------------------------
                                           Gregory E. Crissman as
                                           Chairman, Chief Executive Officer
                                           and Chief Financial Officer